=============================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM N-1A



                  REGISTRATION STATEMENT (NO. 33-2908) UNDER
                          THE SECURITIES ACT OF 1933
                        PRE-EFFECTIVE AMENDMENT NO.
                       POST-EFFECTIVE AMENDMENT NO. 11
                                     AND

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940
                               AMENDMENT NO. 13




                          VANGUARD NEW YORK INSURED
                                TAX-FREE FUND
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                                P.O. BOX 2600,
                            VALLEY FORGE, PA 19482
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)



                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000


                        RAYMOND J. KLAPINSKY, ESQUIRE
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482



   It is hereby requested that this filing become effective on March 29, 1996, pursuant to paragraph (b) of Rule 485.


   Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective*.


   Registrant elects to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for the year ended November 30, 1995 on January 25, 1996.



==============================================================================

                   VANGUARD NEW YORK INSURED TAX-FREE FUND

                            CROSS REFERENCE SHEET



 Form N-1A
Item Number                                                      Location in Prospectus
Item 1.           Cover Page .................................   Cover Page
Item 2.           Synopsis ...................................   Not Applicable
Item 3.           Condensed Financial Information ............   Financial Highlights
Item 4.           General Description of Registrant ..........    Investment Objective; Investment
                                                                 Limitations; Investment Policies;
                                                                 General Information
Item 5.           Management of the Fund .....................   Investment Adviser
                                                                 Management of the Fund;
Item 6.           Capital Stock and Other Securities .........   Opening an Account and Purchasing
                                                                 Shares; Selling Your Shares; The
                                                                 Share Price of the Fund; Dividends,
                                                                 Capital Gains and Taxes; General
                                                                 Information
Item 7.           Purchase of Securities Being Offered .......   Cover Page; Opening an Account and
                                                                 Purchasing Shares
Item 8.           Redemption or Repurchase ...................   Selling Your Shares
Item 9.           Pending Legal Proceedings ..................   Not Applicable

 Form N-1A                                                       Location in Statement
Item Number                                                      of Additional Information
Item 10.          Cover Page .................................   Cover Page
Item 11.          Table of Contents ..........................   Cover Page
Item 12.          General Information and History ............   Management of the Fund
Item 13.          Investment Objective and Policies ..........   Investment Limitations; Investment
                                                                 Policies
Item 14.          Management of the Fund .....................   Management of the Fund;
                                                                 Investment Management
Item 15.          Control Persons and Principal Holders of
                  Securities .................................   Management of the Fund
Item 16.          Investment Advisory and Other Services .....   Management of the Fund;
                                                                 Investment Management
Item 17.          Brokerage  Allocation ......................   Not Applicable
Item 18.          Capital Stock and Other Securities .........   Financial Statements
Item 19.          Purchase, Redemption and Pricing of
                  Securities Being Offered ...................   Purchase of Shares; Redemption of
                                                                 Shares
Item 20.          Tax Status .................................   Appendix
Item 21.          Underwriters ...............................   Not Applicable
Item 22.          Calculations of Yield Quotations of
                  Money Market Fund ..........................   Calculation of Yield
Item 23.          Financial  Statements ......................   Financial Statements



===============================================================================
VANGUARD
  NEW YORK
  INSURED
TAX-FREE FUND                                    A Member of The Vanguard Group
===============================================================================
PROSPECTUS-March 29, 1996
-----------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: Investor Information Department-1-800-662-7447 (SHIP)
-----------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: Client Services Department-1-800-662-2739 (CREW)
--------------------------------------------------------------------------------
INVESTMENT
OBJECTIVE &
POLICIES Vanguard New York Insured Tax-Free Fund (the "Fund") is an open-end non-diversified investment company that seeks to provide income that is exempt from federal and New York personal income taxes. The Fund will invest primarily in securities issued by New York state and local governments and public financing authorities, but may also invest in securities of issuers other than New York and its political subdivisions. The Fund is available only to New York residents. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------
OPENING AN
ACCOUNT Please complete and return the Account Registration Form. If you need assistance in completing this Form, please call the Investor Information Department, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative and distribution services.
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS          This Prospectus is designed to set forth concisely the
                    information that you should know about the Fund before you invest. It should be retained for future reference. A
                    "Statement of Additional Information" containing additional information about the Fund has been filed with the
                    Securities and Exchange Commission. This Statement is dated
                    March 29, 1996, and has been incorporated by reference into this Prospectus. It may be obtained, without charge, by
                    writing to the Fund or by calling the Investor Information
                    Department.
--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                               Page                                                   Page
Fund Expenses ..............................      2    Investment Adviser .........................     14
Financial Highlights .......................      2    Dividends, Capital Gains and Taxes .........     15
Yield and Total Return .....................      3    The Share Price of the Fund ................     16
            FUND INFORMATION                           General Information ........................     17
Investment Objective .......................      4                  SHAREHOLDER GUIDE
Investment Policies ........................      4    Opening an Account and
Investment Risks ...........................      5      Purchasing Shares  ........................    18
Who Should Invest ..........................      7    When Your Account Will Be Credited .........     21
How to Compare Tax-Free and                            Selling Your Shares ........................     21
 Taxable Yields ............................      8    Exchanging Your Shares .....................     24
Implementation of Policies .................      9    Important Information About Telephone
Investment Limitations .....................     13      Transactions  .............................    26
Management of the Fund .....................     14    Transferring Registration ..................     26
                                                       Other Vanguard Services ....................     27

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

FUND EXPENSES       The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1995 fiscal year.



                    Shareholder Transaction Expenses
                    ------------------------------------------------------------
                    Sales Load Imposed on Purchases  ...............     None
                    Sales Load Imposed on Reinvested Dividends  ....     None
                    Redemption Fees*  ..............................     None
                    Exchange Fees  .................................     None
                    Annual Fund Operating Expenses
                    ------------------------------------------------------------
                    Management & Administrative Expenses  ..........     0.17 %
                    Investment Advisory Expenses  ..................     0.01
                    12b-1 Fees  ....................................     None
                    Other Expenses
                       Distribution Costs .....     0.02%
                       Fund Insurance .........     0.00
                       Miscellaneous Expenses .     0.02
                                                  ------
                    Total Other Expenses ...........................      0.04%
                                                                        -------
                         Total Operating Expenses ..................      0.22%
                                                                        =======
                    *Wire redemptions of less than $5,000 subject to a $5.00 charge.

                    The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                    The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                     1 Year      3 Years     5 Years     10 Years
                     ------      -------     -------     --------
                      $2           $7          $12          $28

                    This example should not be considered a representation of
                    past or future expenses or performance. Actual expenses may be higher or lower than those shown.
--------------------------------------------------------------------------------
FINANCIAL
HIGHLIGHTS          The following financial highlights for a share outstanding throughout each period insofar as they relate to each of the five years in the period ended November 30, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1995 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1995 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.




                                                  Year Ended November 30,
                                    -----------------------------------------------------
                                      1995        1994        1993       1992       1991
                                    -----------------------------------------------------
Net Asset Value, Beginning of
   Period                             $9.70      $10.97      $10.45     $10.04     $9.66
                                    ---------   ---------    --------   -------- --------
Investment Operations
   Net Investment Income ........      .581        .588        .594       .631      .639
   Net Realized and Unrealized
     Gain (Loss) on Investments .     1.310      (1.258)       .665       .410      .380
                                    ---------   ---------    --------   -------- --------
     Total from Investment
        Operations ..............     1.891       (.670)      1.259      1.041     1.019
-----------------------------------------------------------------------------------------
Distributions
   Dividends from Net Investment
     Income  ....................     (.581)      (.588)      (.594)     (.631)    (.639)
   Distributions from Realized
     Capital Gains  .............        --       (.012)      (.145)        --        --
                                    ---------   ---------    --------   -------- --------
     Total Distributions  .......     (.581)      (.600)      (.739)     (.631)    (.639)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period ..    $11.01       $9.70      $10.97     $10.45    $10.04
=========================================================================================
Total Return  ...................     19.90%      (6.37)%     12.42%     10.63%    10.87%
=========================================================================================
Ratios/Supplemental Data  .......
Net Assets, End of Period
   (Millions) ...................      $859        $695        $807       $574      $408
Ratio of Expenses to Average Net
   Assets .......................       .22%(1)     .22%        .19%       .23%+     .27%+
Ratio of Net Investment Income
   to Average Net Assets ........      5.51%       5.60%       5.47%      6.11%     6.48%
Portfolio Turnover Rate  ........        10%         20%         10%        28%       19%


                                                 Year Ended November 30,           April 7,
                                    --------------------------------------------    1986 to
                                                                                    Nov. 30,
                                       1990       1989       1988        1987        1986**
                                     --------------------------------------------------------
Net Asset Value, Beginning of
   Period                             $9.73       $9.26      $8.87      $10.08       $10.00
                                     --------    --------   --------   ---------   ----------
Investment Operations  ..........
   Net Investment Income ........      .629        .635       .618        .628         .381
   Net Realized and Unrealized
     Gain (Loss) on Investments .     (.070)       .470       .390      (1.210)        .080
                                     --------    --------   --------   ---------   ----------
     Total from Investment
        Operations ..............      .559       1.105      1.008       (.582)        .461
---------------------------------------------------------------------------------------------
Distributions  ..................
   Dividends from Net Investment
     Income  ....................     (.629)      (.635)     (.618)      (.628)       (.381)
   Distributions from Realized
     Capital Gains  .............        --          --         --          --           --
                                     --------    --------   --------   ---------   ----------
     Total Distributions  .......     (.629)      (.635)     (.618)      (.628)       (.381)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period  .     $9.66       $9.73      $9.26       $8.87       $10.08
=============================================================================================
Total Return  ...................      5.99%      12.25%     11.62%      (5.82)%       5.10%
=============================================================================================
Ratios/Supplemental Data  .......
Net Assets, End of Period
   (Millions) ...................      $241        $167       $103         $76          $52
Ratio of Expenses to Average Net
   Assets .......................       .31%+       .34%+      .40%+       .35%+        .34%+
Ratio of Net Investment Income
   to Average Net Assets ........      6.60%       6.64%      6.75%       6.80%        6.50%*
Portfolio Turnover Rate  ........        17%         10%         4%         31%           8%

 *  Annualized.
**  Commencement of operations.
+   Insurance Expenses Represent .01%, .01%, .02%, .04%, .07%, .08% and .08%,
    respectively.
(1) Effective in fiscal 1995, does not include expense reductions from directed brokerage and custodian fee offset arrangements. The 1995 Ratio of Expenses to Average Net Assets is .21% after including these reductions.
-------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN        From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or over the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                    In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's Annual Report to Shareholders.

-------------------------------------------------------------------------------
                                                                              3

INVESTMENT
OBJECTIVE           The objective of the Fund is to provide investors with a
                    high level of income that is exempt from federal and New
                    York personal income taxes.

The Fund seeks to   The Fund is available only to investors who reside in New
provide income that York. There is no assurance that the Fund will achieve its
is exempt from      stated objective.
federal and New
York income taxes   The investment objective of the Fund is fundamental and so may not be changed without the approval of a majority of the Fund's shareholders.

--------------------------------------------------------------------------------
INVESTMENT
POLICIES            The Fund will invest at least 80% of its assets in insured
                    New York municipal securities, exclusive of New York AMT
The Fund invests    bonds (see below). New York municipal securities are debt
in insured New      obligations issued by New York state and local governments
York municipal      and public financing authorities (and, possibly, by certain
securities          U.S. territories) that seek to provide interest income that is exempt from both federal and New York personal income taxes. The New York municipal securities described above, may include securities in which the tax-exempt interest rate is determined by an index, swap or some other formula.
                    Insured New York municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company.

                    The insurance feature of the Fund does not guarantee the market value of the municipal bonds or the value of the Fund's shares. The insurance refers to the face or par value of the securities in the Fund. See "Implementation of Policies" for a description of the Fund's insurance feature.

                    The Fund is expected to maintain an average weighted maturity between 15 and 25 years. Bonds with longer maturities usually offer higher yields, but are also subject to greater market fluctuations as interest rates change. See "Investment Risks."

                    Normally, the Fund seeks to invest substantially all of its assets in insured New York municipal obligations. However, under certain circumstances, the Fund may invest up to 20% of its assets in any combination of the following securities:

                    o Municipal notes and variable rate demand instruments,
                      including derivative securities, rated MIG-1 or VMIG-1, or P-1 by Moody's Investors Service, Inc. ("Moody's") or SP-1+, SP-1, A-1+, or A-1 by Standard & Poor's Corporation ("Standard & Poor's");

                    o Uninsured, short-term municipal securities, issued in New
                      York or in other states;

                    o Certain taxable securities, including U.S. Government
                      securities; and

                    o Certain tax-exempt municipal securities issued by other
                      states that have similar characteristics to the securities typically purchased by the Fund.

                    In such cases, a portion of the Fund's income may be subject to New York income taxes, federal income taxes, or both. (See page 16).
4

                    Subject to the same 20% limit, the Fund is also authorized to invest in New York AMT bonds. The income from New York AMT bonds is exempt from federal and New York income taxes, but may be a tax preference item for purposes of the federal alternative minimum tax, see "Implementation of Policies."

                    Under unusual circumstances, such as a national financial emergency, the Fund reserves the right to invest more than 20% of its assets in securities other than New York municipal obligations. In most instances, however, the Fund will seek to avoid such holdings in an effort to provide income that is fully exempt from federal and New York personal income taxes.

The Fund will
diversify its
holdings Although organized as a non-diversified investment company, the Fund intends to diversify its holdings of New York municipal securities by complying with Subchapter M of the Internal Revenue Code (the "Code"). In part, Subchapter M requires that, at the close of each quarter of the taxable year, those issuers which represent more than 5% of the Fund's assets be limited in aggregate to 50% of the Fund, and that no one issue exceed 25% of the Fund's total assets. As of November 30, 1995, the Fund held securities of 74 issuers, with the largest holding representing 11.74% of the Fund's assets.

                    The Fund is responsible for voting the shares of all securities it holds.

                    The Fund's policy of investing at least 80% of its assets in New York municipal securities under normal circumstances is fundamental and may not be changed without shareholder approval. The other investment policies described above are not fundamental and so may be changed by the Board of Trustees without shareholder approval.

--------------------------------------------------------------------------------
INVESTMENT
RISKS As a mutual fund investing in long-term municipal securities, the Fund is subject to interest rate, credit, call, income and manager risk.

The Fund is subject
to interest rate,
credit, call, income
and manager risk    Interest rate risk is the potential for bond price
                    fluctuations due to changing interest rates. In general, bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds exhibit greater price fluctuations than shorter-maturity bonds. To compensate investors for this risk, longer-maturity bonds generally offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal.
                    Interest rate risk may be increased or decreased when a fund purchases derivative New York municipal securities. Such derivative securities rely on sophisticated interest rate calculation mechanisms. For certain types of derivative bonds, the magnitude of increases and decreases in their price may be proportionately larger or smaller than, or inverse to, the price changes that broad market interest rate fluctuations would produce in long-term bonds.

                    Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a fund. The credit risk of a fund depends on the credit quality of its underlying securities. In general, the lower the credit quality of a fund's municipal securities, the higher a fund's yield, all other factors such as maturity being equal.

                    Call risk is the possibility that, during periods of falling interest rates, a municipal security with a high stated interest rate will be prepaid (or "called") prior to its expected maturity date. As a result, a fund will be required to invest the unanticipated proceeds at lower interest rates, and the fund's income may decline. Call provisions are most common for intermediate- and long-term municipal bonds.

                    Income risk is the potential for a decline in a fund's
                    income due to falling market interest rates. Because a
                    fund's income is based on interest rates, which can
                    fluctuate substantially over short periods, income risk is expected to vary from fund to fund.
The Fund is
subject to
manager risk        Finally, the investment adviser manages the Fund according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that a fund's investment adviser may fail to execute the Fund's investment strategy effectively. As a result, a fund may fail to achieve its stated objective.

                    Because the Fund invests in long-term municipal bonds, interest rate risk for the Fund may be high. The average weighted maturity of the Fund is expected to exceed 15 years, meaning that the Fund's share price will fluctuate, sometimes substantially, when interest rates change. The following chart illustrates the potential interest rate risk of the Fund. The chart shows the market value of a $1,000 investment in a single bond with the same yield and maturity characteristics as the Fund on December 31, 1995, assuming a 1% and 2% point increase or decrease in interest rates:





                   Hypothetical Value of $1,000 Investment
                   ---------------------------------------
                                  After Change in Interest Rates of:
                            --------------------------------------------------
30-Day      Average          1% Point      1% Point     2% Point    2% Point
Yield       Maturity         Increase      Decrease     Increase     Decrease
----       -----------     -----------    ----------   ----------   ----------
4.84%        10.5 years      $ 922         $1,086        $ 852        $1,180


                    This chart is intended to provide you with general guidelines for evaluating the effect of interest rate changes on the Fund and determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown are purely for illustrative purposes, and should not be taken as representative of current or future yields or expected changes in the share price of the Fund.
Credit risk is
expected to be
low Credit risk depends on the average quality of the Fund's underlying securities and the Fund's degree of diversification. The Fund invests primarily in bonds insured by top-rated insurance companies against the possible default of an issuer as to the timely payment of interest and principal. As a result, the average credit quality of the Fund is expected to be very high, and credit risk is expected to be minimal.
                    Ordinarily, an investment company concentrating its investments in one state, such as the Fund, would be exposed to greater credit risks than an investment company investing in a nationally diversified portfolio of municipal securities. These risks include possible tax law changes, a deterioration in economic conditions, and differing levels of supply and demand for New York municipal obligations.

                    To minimize the effects of concentrating its investments in New York obligations, the Fund intends to diversify its holdings by complying with Subchapter M of the Internal Revenue Code. (See "Investment Policies" for a description of the requirements of Subchapter M.) In addition, the use of municipal bond insurance should minimize the credit risk associated with the Fund.

                    As of December 31, 1995, the top ten portfolio holdings, based on market value, represented 49.6% of the Fund's net assets.

                    The following chart summarizes credit, interest rate, income and call risks for the Fund.

                    ------------------------------------------------------
                     Credit        Interest        Income       Prepayment/
                      Risk         Rate Risk        Risk         Call Risk
                    ------------------------------------------------------
                    Very Low         High           Low           Medium
                    ------------------------------------------------------


--------------------------------------------------------------------------------

WHO SHOULD
INVEST The Fund is intended for New York residents seeking income that is exempt from federal and New York personal income
New York residents taxes. As a rule, tax-free income is attractive to investors seeking tax-exempt in high federal and New York tax brackets. You can determine income whether tax-exempt or taxable income is more attractive in your own case by comparing the Fund's tax-free yield with the yield from a comparable taxable mutual fund investment.

                    See "How to Compare Tax-Free and Taxable Yields."
                    Assuming that tax-free income is attractive in your own tax bracket, you should weigh an investment in the Fund in terms of its expected yield and price volatility, and your own investment objectives, risk preferences, and time horizon. The Fund is suitable for investors who are seeking the highest, most durable streams of income and who can tolerate sometimes sharp fluctuations in share price in pursuit of their income objectives. The yield of the Fund is expected to be higher, and the level of income provided more stable, than that provided by other mutual funds which invest in short-term New York municipal securities. However, because of the Fund's potential price volatility, the Fund is appropriate only for those investors who can hold their investment over the long term.

                    The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in an excessive amount of account activity generate additional costs that are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous

--------------------------------------------------------------------------------
                                                                               7
                    excessive trading by the investor. Additionally, the Fund
                    has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the
                    Fund reserves the right to suspend the offering of its
                    shares.
--------------------------------------------------------------------------------
HOW TO COMPARE
TAX-FREE AND
TAXABLE YIELDS      Before choosing a specific tax-exempt investment, such as
                    the Fund, you should determine if you would be better off with taxable or tax-exempt income for your tax bracket. To compare taxable and tax-free income, you should first determine your combined federal, state and local tax bracket. Then you should calculate the "taxable equivalent yield" for the Fund you are considering, and compare it with the yield of a taxable investment with similar credit and maturity characteristics.

                    1. Determine your combined tax bracket. Your combined tax bracket depends on whether you itemize state and local taxes as a deduction on your federal return. If you do not itemize, then your combined tax bracket is the sum of your federal, state and local tax brackets.

                    If you do itemize, then your combined tax bracket is calculated as follows. First, calculate your effective state and local tax bracket using the following formula:

                              Federal                            Effective
                        (100% - Tax   )   X    State &     =     State &
                              Bracket        Local Bracket     Local Bracket

                    For example, if you are in a 7.6% state tax bracket, a local tax bracket of 3.91%, and a 28% federal tax bracket, your effective state and local tax bracket would be 8.28%:

                           (100% - 28%)    X       11.51%    =     8.28%

                    Second, add your effective state and local tax bracket to your federal tax bracket to determine your combined tax bracket:

                      Federal             Effective              Combined
                        Tax       +        State &        =        Tax
                      Bracket           Local Bracket            Bracket

                        28%       +          8.28%        =      36.28%

                    2. Calculate your taxable equivalent yield. The taxable equivalent yield for a fund is based upon the Fund's current tax-exempt yield and your combined tax bracket. The formula is:

                         Fund's Tax-Free Yield                 Your Taxable
                    -------------------------------    =     Equivalent Yield
                    100% - Your Combined Tax Bracket

                    For example, if you are in a combined tax bracket of 36.28%, and the Fund's tax- free yield is 6%, the Fund's taxable equivalent yield would be 9.42%:

                                   6%
                         --------------------    =  9.42%
                             100% - 36.28%

                    In this example, you would choose the tax-free investment if the 9.42% taxable equivalent yield were greater than the taxable yield from a comparable investment (e.g., a taxable bond fund of comparable maturity and credit quality).
-------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES        The Fund's adviser uses a variety of investment vehicles to achieve the objective of the Fund.
The Fund invests
in municipal       The Fund invests principally in tax-exempt New York
bonds, notes and   municipal securities, which are debt obligations issued by securities derived New York state and local governments and public financing
from  municipal    authorities (and by certain U.S. territories) that provide
bonds and notes    interest income that is exempt from federal and New York
                   personal income taxes. Municipal securities include both municipal bonds (those securities with maturities of five years or more) municipal notes (those with maturities of less than five years) and derivative securities (those securities in which a maturity may have been shortened by a demand feature).

                   Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems, and water, gas or sewage works.

                   General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue. Industrial development bonds are ordinarily dependent on the credit quality of a private authority.

                   Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, and demand notes. Demand notes permit an investor (such as the Fund) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice.


The Fund may invest
in AMT bonds        The Fund is authorized to invest up to 20% of its assets in so-called "AMT" bonds. AMT bonds are tax-exempt "private activity" bonds issued after August 7, 1986, whose proceeds are directed at least in part to a private, for-profit organization. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal AMT. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.


The Fund may invest
in Market Discount
bonds The Fund may invest in "Market Discount" bonds when, in the opinion of the Fund's adviser, the investment will be advantageous to the Fund's shareholders. A Market Discount bond is a bond purchased at a discount from its original issue price after April 30, 1993 and with a maturity in excess of one year from its issue date. In certain circumstances, disposition of a Market Discount bond will result in taxable ordinary income to the extent of any gain realized.

                    Although the objective of the Fund is to provide income free of federal income tax, certain market conditions may make Market Discount bonds desirable investments. The Fund will purchase Market Discount bonds only if the Fund's adviser expects that the purchase of these investments on an after-tax basis will enhance the Fund's total return.


Three types of
insurance may be
used by the Fund    To provide an added level of credit protection, the Fund
                    uses three types of insurance: new issue, mutual fund and secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating for the security (usually Aaa from Moody's or AAA from Standard & Poor's). New issue insurance policies are non-cancellable and continue in force as long as the bonds are outstanding.

                    A mutual fund insurance policy may be used to guarantee specific bonds only while owned by a mutual fund. The Fund has obtained a mutual fund insurance policy from Financial Guaranty Insurance Company ("Financial Guaranty"), a AAA-rated insurance company. Based upon the expected composition of the Fund, the annual premiums for the policy are likely to range from 0.20% to 0.40% of the principal value of the bonds insured under the policy, thereby reducing the Fund's current yield.

                    A secondary market insurance policy is purchased by an investor (such as the Fund) subsequent to the bond's original issuance and generally insures a particular bond for the remainder of its term. The Fund may purchase bonds that have already been insured under a secondary market insurance policy by a prior investor, or the Fund may itself purchase such a policy from Financial Guaranty for bonds that are currently uninsured.

                    An insured municipal bond in the Fund will typically be covered by only one of the three policies. For instance, if a bond is already covered by a new issue insurance policy or a secondary market insurance policy, then that security will not be insured under the Fund's mutual fund insurance policy. All of the insurance policies used by the Fund will be obtained only from companies rated Aaa by Moody's or AAA by Standard & Poor's at the time the insurance contract was obtained.

The Fund may report
an effective average
weighted maturity   The Fund observes strict maturity guidelines as set forth in detail under "Investment Policies." These maturity standards are specified in terms of the Fund's average weighted maturity. From time to time, however, the Fund may also report an effective average weighted maturity, which reflects, among other items, the likelihood that a municipal bond or note held by the Fund may be redeemed or "called" prior to its stated maturity date. For example, if the Fund consists entirely of 20-year bonds, some of which may be "called" prior to their stated maturity in 20 years, the Fund's average weighted maturity will be 20 years, while its effective average maturity will be shorter.

                    The Fund's effective average weighted maturity will be influenced by bond market conditions, and so may vary from day to day, even if no change has been made to the Fund's underlying investment securities. For example, if interest rates decline, a greater proportion of the Fund's securities may be subject to call (redemption) prior to their stated maturity. As a result, reflecting this increased call risk, the effective average maturity of the Fund will shorten, independent of actual purchases or sales of portfolio securities.

The Fund may
purchase when-issued
securities          The Fund may purchase tax-exempt securities on a
                    "when-issued" basis. In buying "when-issued" securities, the Fund commits to buy securities at a certain price even though the securities may not be delivered for a certain time period. The Fund pays for the securities and begins earning interest when the securities are actually delivered.
                    As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.


The Fund may lend
its securities      The Fund may lend its investment securities on either a
                    short-term or long-term basis to qualified institutional investors for the purpose of realizing additional net investment income. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies.
                    The collateral will equal at least 100% of the current market value of the loaned securities. Income derived from the lending of securities is not tax-exempt, and a portion of the tax-exempt interest earned when a municipal security is on loan must be characterized as taxable income.
                    Therefore, the Fund will limit such activity in accordance with its investment objective.


The Fund may invest
in municipal lease
obligations         The Fund may purchase municipal lease obligations, which are securities issued by state and local governments to acquire land, equipment and facilities. These obligations typically are not backed by the issuing municipality's full authority to assess taxes to meet its debt obligations. If the issuing authority fails to make the appropriations necessary to cover lease payments, then the lease may terminate. In certain circumstances, the issuer could default on the lease obligation and thereby cause a loss to investors. Also, in certain circumstances, such as a default or termination of the lease, all or a portion of the payments attributable to the lease may be taxable as ordinary income.

Derivative
Investing           Derivatives are instruments whose values are linked to or
                    derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

The Fund may
invest in
derivative
securities          The Fund may invest in conventional derivative securities
                    including futures contracts and options, but only to a limited extent. The Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

                    Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index. The Fund may not use futures contracts or options transactions to leverage its assets.

                    For example, in order to remain fully invested in bonds while maintaining liquidity to meet potential shareholder redemptions, the Fund may invest a portion of its assets in a bond futures contract. Because futures contracts only require a small initial margin deposit, the Fund would then be able to maintain a cash reserve to meet potential redemptions, while at the same time remaining fully invested. Also, because the transaction costs of futures and options may be lower than the costs of investing in bonds directly, it is expected that the use of futures contracts and options may reduce the Fund's total transaction costs.

                    The Portfolios may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, municipal bond futures contracts to protect against a decline in the bond market. If the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the portfolio's bond holdings.

                    The Portfolios may invest in partnerships and grantor trust derivative products. However, prior to the purchase of such security, a determination must be made by the Fund that the inherent risk of the partnership or grantor trust derivative product is minimal.

Futures contracts
and options pose
risks The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the bonds held by the Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. Historically, the futures market has been more liquid than the municipal bond market; therefore, the Fund's liquidity may be improved by investing in futures.

                    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Fund will segregate cash or cash equivalents in the amount of the underlying obligation.


Partnerships and
grantor trusts pose
certain risks       The primary risks associated with partnerships and grantor trust derivative products are (i) the possibility of a tax ruling which affects the status of the state or federal opinions which are necessary to support the issuance of the derivative; (ii) the possibility that the tender option on a security could be withdrawn upon the occurrence of certain events and (iii) the possible lack of a liquid secondary market for the securities. The Fund will attempt to minimize the risks of partnership and grantor trust derivative products by carefully selecting which securities to purchase and by constantly monitoring securities held by the Fund.

--------------------------------------------------------------------------------
INVESTMENT
LIMITATIONS          The Fund has adopted certain limitations designed to reduce its exposure to specific situations. These limitations
The Fund has         include the following:
adopted certain
fundamental         a) The Fund will invest a minimum of 80% of its net assets
limitations            in insured municipal bonds, the interest on which is
                       exempt from federal and New York personal income taxes.

                    b) At the close of each quarter of the taxable year, the
                       Fund will limit the aggregate value of all holdings, except U.S. Government and cash items, as defined in the Internal Revenue Code, each of which exceeds 5% of the Fund's total assets, to an aggregate amount of 50% of such assets.


                    c) The Fund will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items as defined in the Code) to a maximum of 25% of the Fund's total assets. For the purposes of this limitation, identification of the issuer will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments on each security.

                    d) The Fund will not borrow money except for temporary or
                       emergency purposes, and then not in excess of 10% of the Fund's total assets. The Fund will repay all borrowings before making additional investments, and the interest paid on such borrowings will reduce income.

                    e) The Fund will not pledge, mortgage, or hypothecate more than 10% of its total assets.

                       These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.

--------------------------------------------------------------------------------
                                                                              13

MANAGEMENT
OF THE FUND         The Fund is a member of The Vanguard Group of Investment
                    Companies, a family of more than 30 investment companies
                    with more than 90 distinct investment portfolios and total
Vanguard            assets in excess of $190 billion. Through their
administers         jointly-owned subsidiary, The Vanguard Group, Inc.
and distributes     ("Vanguard"), the Fund and the other funds in the Group
the Fund            obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard Funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately
                    .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).

                    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Trustees. The Trustees set broad policies for the Fund and choose its Officers. A list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                    Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Trustees (Directors) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                    Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).
                    However, each fund bears its share of the Group's
                    distribution costs.
--------------------------------------------------------------------------------
INVESTMENT
ADVISER             The Fund receives all investment advisory services on an
                    at-cost basis from Vanguard's Fixed Income Group. The Group
Vanguard manages    also provides investment advisory services to more than 40
the Fund's          Vanguard money market and bond portfolios, both taxable and
investments         tax-exempt. Total assets under management by Vanguard's
                    Fixed Income Group were approximately $66 billion as of December 31, 1995. The Fixed Income Group is supervised by the Officers of the Fund. Ian A. MacKinnon, Senior Vice
                    President of Vanguard, has been in charge of the Group since its inception in 1981.

                    o David Hamlin, a Principal of Vanguard, serves as portfolio manager of the New York Insured Tax-Free Fund. Mr. Hamlin has managed the Fund since its inception in 1986. Prior to joining Vanguard, Mr. Hamlin managed tax-exempt money market funds for a major investment company.

                    The Fixed Income Group manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the maturity and quality standards specified in this Prospectus and supplemental guidelines approved by the Fund's Board of Trustees. The Fixed Income Group's selection of investments is based on:
                    (a) continuing credit analysis of those instruments held in the Fund and those being considered for inclusion therein;
                    (b) possible disparities in yield relationships between different fixed-income securities; and (c) actual or anticipated movements in the general level of interest rates.

                    Vanguard's Fixed Income Group places all orders for purchases and sales of portfolio securities. Purchases of portfolio securities are made either directly from the issuer or from municipal securities dealers. The Fixed Income Group may sell portfolio securities prior to their maturity if circumstances and considerations warrant and if it believes such dispositions advisable. The Fixed Income Group seeks to obtain the best available net price and most favorable execution for all portfolio transactions. ..

--------------------------------------------------------------------------------
DIVIDENDS,
CAPITAL GAINS
AND TAXES           Dividends consisting of virtually all of the ordinary income of the Fund are declared daily and are payable to
The Fund pays       shareholders of record at the close of the previous business
month-end           day. Such dividends are paid on the first business day of
dividends           each month. Net capital gains distributions, if any, will be made annually.

                    Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                    In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders by December 31 of the prior year.

Dividends will be
exempt from federal
and New York
income taxes        The Fund intends to continue to qualify for taxation as a
                    "regulated investment company" under the Internal Revenue
                    Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. In addition, the Fund intends to invest a sufficient portion of its assets in municipal bonds and notes so that it will continue to qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends are excluded from a shareholder's gross income for federal tax purposes.
                    The Revenue Reconciliation Act enacted during 1993 provides that market discount on tax-exempt bonds purchased after April 30, 1993 must be taxed as ordinary income.
                    Accordingly, to the extent that the Fund purchases such discounted securities, taxable income may result.
                    Furthermore, the Fund expects to invest substantially all of its assets in New York municipal securities. As a result, it will be eligible to pay to New York residents dividends that will be exempt from New York State personal income taxes.

                    Net long-term capital gains realized by the Fund from the sale of securities will be distributed as taxable capital gains distributions for federal income tax purposes. Any short-term capital gains or any taxable interest income will be distributed as a taxable ordinary dividend distribution for federal income tax purposes. In general, such taxable income distributions from the Fund are expected to be negligible in comparison with tax-exempt dividends. However, under certain circumstances, the Fund may invest in securities other than New York municipal obligations. In such cases, a portion of the Fund's income may be subject to New York income taxes, federal income taxes, or both.

                    At present, the Fund does not invest in AMT bonds. (See "Investment Policies.") However, were the Fund to invest in such bonds, all or a portion of the Fund's dividends, while exempt from the regular federal income tax, would be a tax preference item for purposes of the federal alternative minimum tax.

A capital gain or loss
may be realized upon
exchange or
redemption          A sale of the Fund's shares is a taxable event and may
                    result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, a checkwriting redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). In addition, if you held shares in the Fund for six months or less, any capital loss realized upon redemption is disallowed to the extent of the tax-exempt dividend income you received.

                    Capital gains distributions from the Fund and any capital gains or losses realized from the sale or exchange of shares will generally be subject to state and local taxes.

                    The Fund is required to withhold 31% of any taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by indicating your proper Social Security or Taxpayer Identification Number on your Account Registration Form and by certifying that you are not subject to backup withholding.

                    Up to 85% of an individual's Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the Fund, is used to calculate the taxable portion of Social Security benefits.

                    The Fund is organized as a Pennsylvania business trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Pennsylvania. The Fund will be subject to Pennsylvania county personal property tax in the county which is the site of its principal office.

                    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

--------------------------------------------------------------------------------

THE SHARE PRICE
OF THE FUND         The share price or "net asset value" per share of the Fund is determined daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund.
                    The net asset value per share of the Fund is determined as of the close of regular trading on The New York Stock
                    Exchange (generally 4:00 p.m. Eastern time) on each day the Exchange is open.

                    When approved by the Board of Trustees, bonds and other fixed-income securities of the Fund may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. (The prices provided by pricing services are generally determined without regard to bid or last sale prices. Because of the large number of outstanding municipal bonds, the majority of issues do not trade each day; therefore, last sale prices are not normally available. In valuing such securities, the pricing services generally take into account institutional size trading in similar groups of securities and any developments related to specific securities.) The methods used by the pricing service and the valuations so established are reviewed by the Officers of the Fund under the general supervision of the Trustees. There are a number of pricing services available and the Trustees, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service.

                    Securities not priced in this manner are priced at the most recent quoted bid price provided by investment dealers. Short-term instruments maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the Trustees.

                    The price per share of the Fund can be found daily in the mutual fund section of most major newspapers under the heading of Vanguard.

--------------------------------------------------------------------------------
GENERAL
INFORMATION         Vanguard New York Insured Tax-Free Fund is a Pennsylvania
                    business trust. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of classes of shares. Currently the Fund is offering one class of shares.

                    Shares of the Fund when issued are fully paid and non-assessable; participate equally in dividends, distributions and net assets; are entitled to one vote per share; have pro rata liquidation rights; and do not have pre-emptive rights. Also, shares of the Fund have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of the Trustees can elect all of the Trustees if they so choose.

                    Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                    All securities and cash are held by CoreStates Bank, N.A., Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and audits its financial statements annually. The Fund is not involved in any litigation.

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                                                                              17

                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES To open a new account, either by mail or by wire, simply complete and return an Account Registration Form and any required legal documentation. Please indicate the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform Gifts/ Transfers to Minors Act accounts). In addition, you must be a New York resident to invest in the Fund. If you need assistance with the Account Registration Form or have any questions about this Fund, please call our Investor Information Department at 1-800-662-7447. Note: For other types of registrations (e.g. corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                    The Fund's shares generally are purchased at the next-determined net asset value after your investment has been received in the form of Federal Funds. See "When Your Account Will Be Credited". The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).


Purchase
Restrictions        1) Because of the risks associated with bond investments,
                       the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                    2) Vanguard will not accept third-party period of time.
                       checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

Additional
Investments         Subsequent investments may be made by mail ($100 minimum per portfolio), wire ($1,000 minimum per portfolio), exchange
                    from another Vanguard Fund account ($100 minimum), or
                    Vanguard Fund Express.
                    ------------------------------------------------------------

                                                               ADDITIONAL INVESTMENTS
                              NEW ACCOUNT                       TO EXISTING ACCOUNTS
Purchasing By Mail        Please include the amount of       Additional investments should
Complete and sign the     your initial investment on the     include the Invest-by-Mail
enclosed Account          registration form, make your       remittance form attached to
Registration Form         check payable to The Vanguard      your Fund confirmation
                          Group-76, and mail to:             statements. Please make your
                                                             check payable to The Vanguard
                                                             Group-76, write your account
                                                             number on your check and,
                          Vanguard Financial Center          using the return envelope
                          P.O. Box 2600                      provided, mail to the address
                          Valley Forge, PA 19482             indicated on the
                                                             Invest-by-Mail Form.


For express or           Vanguard Financial Center           All written requests should be
registered mail,         455 Devon Park Drive                mailed to one of the addresses
send to:                 Wayne, PA 19087                     indicated for new accounts. Do
                                                             not send registered or express
                                                             mail to the post office box
                                                             address.

--------------------------------------------------------------------------------
18

Purchasing By Wire                 CORESTATES BANK, N.A.
Money should be                    ABA 031000011
wired to:                          CORESTATES NO. 0141 1274
                                   ATTN VANGUARD
Before Wiring                      VANGUARD NEW YORK INSURED TAX-FREE FUND
Please contact                     ACCOUNT NUMBER
Client Services                    ACCOUNT REGISTRATION
(1-800-662-2739)

                    To assure proper receipt, please be sure your bank includes the name of the Fund, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
                    -----------------------------------------------------------

Purchasing By
Exchange (from a
Vanguard account)   You may open an account or purchase additional shares of the
                    Fund by making an exchange from an existing Vanguard Fund
                    account. Accounts opened by exchange will have the same
                    registration as the existing account. Please note: the Fund reserves the right to reject any exchange purchase request.
                    For more information, please call our Client Services
                    Department at 1-800-662-2739. Purchasing By Fund Express
Purchasing By       ------------------------------------------------------------
Fund Express

Special Purchase
and Automatic
Investment          The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as
                    needed" basis. Or if you choose the Automatic Investment
                    option, money will be moved automatically from your bank
                    account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you
                    select. To establish these Fund Express options, please
                    provide the appropriate information on the Account
                    Registration Form. We will send you a confirmation of your
                    Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------
CHOOSING A
DISTRIBUTION
OPTION              You must select one of three distribution options:

                    1. Automatic Reinvestment Option--Both dividends and capital gains distributions will be reinvested to purchase additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.
                    2. Cash Dividend Option--Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.

                    3. All Cash Option--Both dividend and capital gains
                       distributions will be paid in cash.

                    You may change your option by calling our Client Services Department (1-800- 662-2739).

                    In addition, an option to reinvest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION         Under federal tax laws, the Fund is required to distribute net capital gains and investment income to Fund
                    shareholders. These distributions are made to all
Investors should    shareholders who own Fund shares as of the distribution's
ask about the       record date, regardless of how long the shares have been
timing of capital   owned. Purchasing shares just prior to the record date could gains and dividend  have a significant impact on your tax liability for the
distributions       year. For example, if you purchase shares immediately prior
before investing    to the record date of a sizable capital gain, you will be
                    assessed taxes on the amount of the capital gain distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the capital gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the capital gain distribution--the amount of the capital gain distribution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.

                    Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distribution normally occurs in December, while income dividends are generally paid on the first business day of each month. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."




--------------------------------------------------------------------------------
IMPORTANT
INFORMATION         The easiest way to establish optional Vanguard services on your account is to select the options you desire when you
Establishing        complete your Account Registration Form. If you wish to add
Optional            shareholder options later, you may need to provide Vanguard
Services            with additional information and a signature guarantee.
                    Please call our Client Services Department (1-800-662-2739) for further assistance.

Signature
Guarantees          For our mutual protection, we may require a signature
                    guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.


Certificates        Share certificates will be issued upon request. If a
                    certificate is lost, you may incur an expense to replace it.

Broker-Dealer
Purchases           If you purchase shares in Vanguard Funds through a
                    registered broker-dealer or investment adviser the broker-dealer or adviser may charge a service fee.


Cancelling
Trades The Fund will not cancel any trade (e.g., a purchase, exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

Electronic
Prospectus
Delivery            If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please
                    call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the
                    prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------
WHEN YOUR
ACCOUNT WILL
BE CREDITED         The trade date is the date on which your account is
                    credited. It is generally the day on which the Fund receives your investment in the form of Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve
                    Bank). Your trade date varies according to your method of payment for your shares.

                    Purchases of Fund shares by check will receive a trade date the day the funds are received in good order by Vanguard. Thus, if your purchase by check is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the business day your check is received in good order. If your purchase is received after the close of the Exchange, your trade date is the business day following receipt of your check.

                    For purchases by Federal Funds wire or exchange, the Fund is credited immediately with Federal Funds. Thus, if your purchase by Federal Funds wire or exchange is received by the close of the Exchange, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the business day following receipt of your wire or exchange.

                    Your shares are purchased at the net asset value determined on your trade date. You will begin to earn dividends on the calendar day following the trade date. (For a Friday trade date, you will begin earning dividends on Saturday.)

                    In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check. ..

--------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed, credited or wired--depending upon the method of withdrawal you have previously chosen--within two business days after the receipt of the request in Good Order.


Selling By Writing
a Check You may withdraw funds from your account by writing a check payable in the amount of $250 or more. When a check is presented for payment to the Fund's agent, CoreStates Bank, the Fund will redeem sufficient shares in your account at the net asset value next determined to cover the amount of the check.

                    In order to establish the checkwriting option on your account, all registered shareholders must sign a signature card. After your completed signature card is received by the Fund, an initial supply of checks will be mailed within 10 business days. There is no charge for checks or for their clearance. Corporations, trusts and other organizations should call our Client Services Department (1-800-662-2739) before submitting signature cards, as additional documents may be required to establish the checkwriting service.

                    Before establishing the checkwriting option, you should be aware that:

                    1. Writing a check (a redemption of shares) is a taxable
                       event.

                    2. The Fund does not allow an account to be closed through the checkwriting option.

                    3. Vanguard cannot guarantee a stop payment on any check. If you wish to reverse a stop payment order, you must do so in writing.

                    4. Shares held in certificate form cannot be redeemed using the checkwriting option.

                    5. The Fund reserves the right to terminate or alter this
                       service at any time.
                    ------------------------------------------------------------
Selling By Mail     Requests should be mailed to Vanguard Financial Center,
                    Vanguard New York Insured Tax-Free Fund, P.O. Box 1120,
                    Valley Forge, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard New
                    York Insured Tax-Free Fund, 455 Devon Park Drive, Wayne, PA
                    19087.)

                    The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all
                    required documents in Good Order.
                    ------------------------------------------------------------
Definition of
Good Order          Good Order means that the request includes the following:

                    1. The account number and Fund name.

                    2. The amount of the transaction (specified in dollars or
                       shares).

                    3. Signatures of all owners exactly as they are registered on the account.

                    4. Any required signature guarantees.

                    5. Other supporting legal documentation that might be
                       required, in the case of estates, corporations, trusts, and certain other accounts.

                    6. Any certificates that you hold for the account.

                    If you have questions about this definition as it pertains to your request, please call our Client Services Department at 1-800-662-2739.
                    ------------------------------------------------------------
Selling By
Telephone           To sell shares by telephone, you or your pre-authorized
                    representative may call our Client Services Department at 1-800-662-2739. For telephone redemptions, you may have the proceeds sent to you either by mail or by wire. In addition to the details below, please see "Important Information
                    About Telephone Transactions."

                    By Mail: Telephone mail redemption is automatically established on your account unless you indicate otherwise on your Account Registration Form. You may redeem any amount by calling Vanguard. The proceeds will be paid to the registered shareholders and mailed to the address of record. Please Note: As a protection against fraud, your telephone mail redemption privilege will be suspended for 10 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners.

                    By Wire: Telephone wire redemption must be specifically elected for your account. The best time to elect telephone wire redemption is at the time you complete your Account Registration Form. If you do not presently have telephone wire redemption and wish to establish it, please contact our Client Services Department.

                    With the wire redemption option, you may withdraw a minimum of $1,000 and have the amount wired directly to your bank account. Wire redemptions less than $5,000 are subject to a $5 charge deducted by Vanguard. There is no Vanguard charge for wire redemptions of $5,000 or more. However, your bank may assess a separate fee to accept incoming wires.

                    A request to change the bank associated with your wire
                    redemption option must be received in writing, signed by
                    each registered shareholder, and accompanied by a voided
                    check or preprinted deposit slip. A signature guarantee is required if your bank registration is not identical to your
                    Vanguard Fund account registration.
                    ------------------------------------------------------------
Selling By Fund
Express             If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund
Automatic           account to your bank account according to the schedule you
Withdrawal          have selected. The Special Redemption option lets you move
& Special           money from your Vanguard account to your bank account on an
Redemption          "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account
                    Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.

                    ------------------------------------------------------------
Selling By Exchange You may sell shares of the Fund by making an exchange to another Vanguard Fund account. Please see "Exchanging Your
                    Shares" for details.
                    ------------------------------------------------------------
Important
Redemption
Information         Shares purchased by check or Fund Express may be redeemed at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.

Delivery of
Redemption
Proceeds Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the business day of receipt and the redemption proceeds are normally sent on the following business day.

                    Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                    Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order except as described above in "Important Redemption Information."

                    If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                    The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.
                    -----------------------------------------------------------

Vanguard's Average
Cost Statement      If you make a redemption from a qualifying account, Vanguard will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed. Please see
                    "Statements and Reports" for additional information.
                    -----------------------------------------------------------
Low Balance Fee and
Minimum Account
Balance
Requirement         Due to the relatively high cost of maintaining smaller
                    accounts, the Fund will automatically deduct a $10 annual fee from accounts with balances falling below $2,500 ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate
                    Vanguard assets exceed $50,000.

                    In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time the total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                    Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Fund's net asset value).

--------------------------------------------------------------------------------
EXCHANGING
YOUR SHARES         Should your investment goals change, you may exchange your shares of Vanguard New York Insured Tax-Free Fund for those of other available Vanguard Funds.

Exchanging By
Telephone           When exchanging shares by telephone, please have ready the
                    Fund name, account number, Social Security Number or
Call Client         Employer Identification Number listed on the account, and
Services            the exact name and address in which the account is
(1-800-662-2739)    registered. Only the registered shareholder may complete
                    such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange
                    (generally 4:00 p.m. Eastern time) are processed at the
                    close of business that same day. Requests received after the close of the Exchange are processed the next business day.
                    Telephone exchanges are not accepted into or from Vanguard
                    Balanced Index, Vanguard Index Trust, Vanguard International
                    Equity Index Fund, and Vanguard Quantitative Portfolios. If
                    you experience difficulty in making a telephone exchange,
                    your exchange request may be made by regular or express
                    mail, and it will be implemented at the closing net asset
                    value on the date received by Vanguard provided the request is received in Good Order.
                    ------------------------------------------------------------
Exchanging By Mail  Please be sure to include on your exchange request the name and account number of your current Fund, the name of the
                    Fund you wish to exchange into, the amount you wish to
                    exchange, and the signatures of all registered account
                    holders. Send your request to Vanguard Financial Center,
                    Vanguard New York Insured Tax-Free Fund, P.O. Box 1120,
                    Valley Forge, PA 19482. (For express or registered mail,
                    send your request to Vanguard Financial Center, Vanguard New
                    York Insured Tax-Free Fund, 455 Devon Park Drive, Wayne, PA
                    19087.)
                    ------------------------------------------------------------
Important Exchange
Information         Before you make an exchange, you should consider the
                    following:

                    o Please read the Fund's prospectus before making an
                      exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                    o An exchange is treated as a redemption and a purchase.
                      Therefore, you could realize a taxable gain or loss on the transaction.

                    o Exchanges are accepted only if the registrations and the
                      Taxpayer Identification numbers of the two accounts are identical.

                    o The shares to be exchanged must be on deposit and not held in certificate form.

                    o New accounts are not currently accepted in
                      Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.

                    o The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received the required documentation in Good Order.

                    o When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

                    Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                    The Fund's exchange privilege is only available in New York, the only state in which the Fund's shares are registered for sale.

--------------------------------------------------------------------------------
EXCHANGE
PRIVILEGE
LIMITATIONS         The Fund's exchange privilege is not intended to afford
                    shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                    Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.

--------------------------------------------------------------------------------
IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS        The ability to initiate redemptions (except wire
                    redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                    To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                    1. Security Check. To request a transaction by telephone, the caller must know (i) the name of the Fund; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                    2. Payment Policy. The proceeds of any telephone redemption made by mail will be made payable to the registered shareowner and mailed to the address of record, only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.


                    Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------
TRANSFERRING
REGISTRATION        You may transfer the registration of any of your Fund shares to another person by completing a transfer form and sending it to: Vanguard Financial Center, P.O. Box 1110, Valley
                    Forge, PA 19482, Attention: Transfer Department. The request must be in Good Order. Before mailing your request, please call our Client Services Department (1-800-662-2739) for
                    full instructions.
--------------------------------------------------------------------------------
STATEMENTS AND
REPORTS             Vanguard will send you a confirmation statement each time
                    you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                    Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Fund Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                    Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end. ..
--------------------------------------------------------------------------------
OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

Vanguard
Direct Deposit
Service With Vanguard's Direct Deposit Service, most U.S. Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.


Vanguard Automatic
Exchange Service    Vanguard's Automatic Exchange Service allows you to move
                    money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

Vanguard Fund
Express Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                    Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

Vanguard
Dividend
Express Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

Vanguard
Tele-Account        Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone(TR) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent
                    dividend or capital gains payment. To contact Vanguard's
                    Tele-Account service, dial 1-800-ON- BOARD (1-800-662-6273).
                    A brochure offering detailed operating instructions is
                    available from our Investor Information Department
                    (1-800-662-7447).
--------------------------------------------------------------------------------
                                                                              27

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

   Vanguard
   NEW YORK
   INSURED
TAX-FREE FUND

The Vanguard Group
 of Investment
 Companies
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

Investor Information
 Department:
1-800-662-7447 (SHIP)

Client Services
 Department:
1-800-662-2739 (CREW)

Tele-Account for
 24-Hour Access:
1-800-662-6273 (ON-BOARD)

Telecommunication
 Service for the
 Hearing-Impaired:
1-800-662-2738

Transfer Agent:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482

P076





   Vanguard
   NEW YORK
   INSURED
TAX-FREE FUND




P R O S P E C T U S

  MARCH 29, 1996



    A member of
 THE VANGUARD GROUP.

                                    PART B

                   VANGUARD NEW YORK INSURED TAX-FREE FUND


                     STATEMENT OF ADDITIONAL INFORMATION
                                MARCH 29, 1996

   This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated March 29, 1996. To obtain this Prospectus, please call:


                  Vanguard's Investor Information Department
                                1-800-662-7447


                              TABLE OF CONTENTS



                                                                    Page
                                                                  --------
Investment Limitations  .......................................      B-1
Investment Policies  ..........................................      B-2
Risks Factors  ................................................      B-6
Yield and Total Return  .......................................      B-7
Performance Measures  .........................................      B-7
Investment Management  ........................................      B-9
Purchase of Shares  ...........................................      B-9
Redemption of Shares  .........................................      B-9
Management of the Fund  .......................................     B-11
Description of Shares and Voting Rights  ......................     B-14
Financial Statements  .........................................     B-15
Appendix A--Description of Municipal Bonds and their Ratings  .     B-16
Appendix B--Municipal Lease Obligations  ......................     B-19





                            INVESTMENT LIMITATIONS

   The following limitations cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act").

       1. The Fund will not invest in securities other than municipal bonds, except that it may make temporary investments in (a) notes issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper and bank certificates of deposit; (b) any investment companies investing in such securities which have investment objectives and policies consistent with those of the Fund, to the extent permitted by the 1940 Act; and (c) any such securities or municipal bonds subject to short-term repurchase agreements;

       2. The Fund will limit the aggregate value of all issuers (except U.S. Government and cash items, as defined under Subchapter M of the Internal Revenue Code (the "Code"), each of which exceeds 5% of the Portfolio's total assets, to an aggregate amount of 50% of such assets;

       3. The Fund will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets. For the purposes of this limitation, identification of the issuer will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security;

       4. The Fund will not borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Fund. The Fund will repay all borrowing before making additional investments. Interest paid on such borrowings will reduce income;

       5. The Fund will not pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of the total assets of the Fund;

       6. The Fund will not issue senior securities as defined in the 1940
   Act;

       7. The Fund will not engage in the business of underwriting any issue of securities issued by other persons, except to the extent that it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

       8. The Fund will not purchase or sell real estate, but this shall not prevent investments in municipal bonds secured by real estate or interests therein;

       9. The Fund will not make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed and as provided under "Lending of Securities";

       10. The Fund will not purchase on margin or sell short, except as specified below in Investment Limitation No. 12;

       11. The Fund will not purchase or retain securities of an issuer if those Trustees of the Fund, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

       12. The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may invest in bond futures contracts, bond options and options on bond futures contracts to the extent that not more than 5% of the Fund's assets are required as deposit on futures contracts and not more than 20% of the Fund's assets are invested in futures contracts and/or options transactions at any time;

       13. The Fund will not invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act;

       14. The Fund will not invest in put, call, straddle or spread options (except as described above in investment limitation No. 12) or interests in oil, gas or other mineral exploration or development programs;

       15. The Fund will not purchase an industrial revenue bond if as a result of such purchase (i) more than 5% of the Fund's total assets, determined at market value at the time of the proposed investment, would be invested in industrial revenue bonds where the payment of principal and interest is the responsibility of a company with less than three (3) years' operating history, or (ii) more than 20% of the Fund's total assets, determined at market value at the time of the proposed investment, would be invested in industrial development bonds. These restrictions do not apply to municipal obligations where the payment of principal and interest is the responsibility of a government or the political subdivision of a government; and

       16. The Fund will not purchase or otherwise acquire any security (including the Fund's investment in The Vanguard Group, Inc.) if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

   The above-mentioned investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of, any company which will be (1) wholly-owned by the Fund and one or more other investment companies and (2) primarily engaged in the business of providing, at cost, management, administrative, distribution and/or related services to the Fund and such other investment companies. Additionally, the Fund may invest in when-issued securities without limitation. Please see the Prospectus for a description of such securities.


                             INVESTMENT POLICIES

   Repurchase Agreements The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the Fund's Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of a Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

   The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


   Lending of Securities The Fund may lend its investment securities to qualified institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its investment securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral having a value at all times not less than 100% of the value of the securities loaned,
(b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. The Fund will not lend its investment securities, if as a result, the aggregate of such loans exceeds 10% of the value of its total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. Income derived from lending of securities is not tax-exempt, and, thus, the Fund will limit such activity in accordance with its investment objective.


   Futures Contracts and Options The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.


   Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

   Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold at prices which may range upward from less than 5% of the value of the contract being traded.

   After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

   Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the interest rates of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

   Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

   Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

   Restrictions on the Use of Futures Contracts The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

   Risk Factors in Futures Transactions Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge the Fund.


   The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The principal interest rate futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.

   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities or other characteristics than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

   Federal Tax Treatment of Futures Contracts The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

   The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.



                                 RISK FACTORS


   The Fund invests primarily in the obligations of New York state government, state agencies, state authorities and various local governments, including counties, cities, towns, special districts, and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

   The average rating among American states for full faith and credit state debt is "double-A" by Moody's Investors Service and Standard & Poor's Corporation. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New York and State agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, and notes, compares somewhat unfavorably. During most of the last two decades, the State's general obligation bonds have been rated just below this average by both rating agencies. Additionally, the State's credit quality could be characterized as more volatile than that of other states, since the State's credit rating has been upgraded and downgraded much more often than usual. This rating has fluctuated between "double-A" and "single-A" since the early 1970s. Nonetheless, during this period the State's obligations could still be characterized as providing upper medium grade security, with a strong capacity for timely repayment of debt.


   The wealth of New York State, as well as the size and diversity of its economy, serve to limit the credit risk of its securities. New York ranks third among the states in per capita personal income, which is 19% above the U.S. average. During most of the 1980s, economic indicators for New York, including income and employment growth and unemployment rates, outperformed the nation as a whole. The engine of growth for the State in the past decade was the surge in financial and other services, especially in New York City. Manufacturing centers in Upstate New York, which more closely parallel the midwestern economy, suffered during the 1970s and early 1980s. The upstate economy continues to benefit from the free trade treaty with Canada and the strength of U.S. exports in general.

   Credit risk in New York State is heightened by a large and increasing debt burden, frequently marginal financial operations, limited revenue-raising flexibility, and the uncertainty of the future credit quality of New York City, which comprises 40% of the State's population and economy. Combined State and local debt per capita is about 50% above the U.S. average, and debt service expenditures have been growing as a claim on the State budget. New York's debt structure is also complicated. To circumvent voter approval, most State debt is issued by agencies, is not backed by the State's full faith and credit and therefore has lower credit ratings. In the past, the State had to rely on short-term borrowing to meet its obligations, but this practice has ended.

   Buoyed by rapid economic growth in the mid-1980s, the State's financial operations generated surpluses. Beginning in 1988, however, unforeseen consequences of federal tax reform, combined with a weakening economy, resulted in a series of state budget deficits. New York's heavy commitment to local aid and social welfare programs allowed expenditure growth to exceed available revenues. This lack of budgetary discipline caused the State's credit ratings to fall. Moreover, New York's ability to raise revenues is limited, since combined State and local taxes are among the highest in the nation as a percent of personal income. Recent state budgets have been balanced, and the prospects for reform of debt management are improving. Recent political events pose uncertainty for the State. Governor George Pataki is committed to reducing taxation. Unless expenditures also are cut, the State will once again experience fiscal stress.


   New York State's future credit quality will be heavily influenced by the future of New York City. As the City's economic boom in the 1980s lifted the State, the severe downturn in the financial services and real estate sectors, which are concentrated in the City, has been serving as a drag on the State economy. Stabilization or recovery in these areas is crucial to the economic and fiscal health of the City and the State. Moreover, the City faces daunting challenges in combatting deteriorating infrastructure and serious social problems of housing, health, education and public safety. So far, City government has demonstrated an ability to keep abreast of these problems, but the City's and the State's ability to meet these challenges will be a continuing risk factor.


                            YIELD AND TOTAL RETURN


   The yield of the Fund for the 30-day period ended November 30, 1995 was +4.97%.

   The average annual total return of the Fund for the one- and five-year periods ending November 30, 1995 was +19.90% and +9.13%, respectively. The average annual total return for the Fund since its inception on April 7, 1986 is +7.65%.



                             PERFORMANCE MEASURES


   Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of the Vanguard Group of Investment Companies.


   Vanguard New York Insured Tax-Free Fund may use one or more, either singularly or in a composite, of the following unmanaged indexes for comparative performance purposes:

Standard & Poor's 500 Composite Stock Price Index--is a well-diversified list of 500 companies representing the U.S. Stock Market.

Wilshire 5000 Equity Index--consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

Russell 3000 Stock Index--a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Stock Index--a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000; a widely-used benchmark for small capitalization common stocks.

Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.


Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.


Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.


Lehman Long-Term Treasury Bond--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Merrill Lynch Corporate & Government Bond--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

Lehman Corporate (Baa) Bond Index--all publicly offered fixed-rate nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.


Lehman Brothers Long-Term Corporate Bond Index--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


Bond Buyer Municipal Index (20 Year) Bond--is a yield index on current coupon high-grade general obligation municipal bonds.

Standard & Poor's Preferred Index--is a yield index based upon the average yield of four high- grade, non-callable preferred stock issues.

NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial
Index.


Composite Index--35% Standard & Poor's 500 Index and 65% Lehman Brothers Long-Term Corporate Bond Index.


Composite Index--65% Standard & Poor's 500 Index and 35% Salomon Brothers High-Grade Bond Index.


Lehman Brothers Aggregate Bond Index--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index--is a market- weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.


Lipper Small Company Growth Fund Average--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

Lipper General Equity Fund Average--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Fixed Income Fund Average--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Balanced Fund Average--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Non-Government Money Market Fund Average--an industry benchmark of average non- government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Government Money Market Fund Average--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.



                            INVESTMENT MANAGEMENT

   The Fund receives all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Fund and the other Funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the senior officers of the Fund.

   The investment management staff is responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting the Fund to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of the Fund's income.


   A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment of the Fund of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for the Fund is set forth under the heading "Financial Highlights" in the Fund's Prospectus. The portfolio turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rate in future years will vary significantly from the rates in recent years.



                              PURCHASE OF SHARES


   The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restriction on initial and subsequent investments under circumstances where certain economies can be achieved in sales of the Fund's shares.


   Stock Certificates Your purchase will be made in full and fractional shares of the Fund calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates and saves the Fund the cost of issuing certificates. Share certificates are, of course, available at any time upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares.


                             REDEMPTION OF SHARES

   The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

   If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

   No charge is made by the Fund for redemptions except for wire redemptions of under $5,000 which may be charged a maximum fee of $5.00. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.


   Signature Guarantees To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; and (2) share transfer requests.


   A guarantor must be a bank, a trust company, a member firm of a domestic stock exchange, a foreign branch of any of the foregoing or any other guarantor that Vanguard deems to be acceptable. Notaries public are not acceptable guarantors.


   The signature guarantees must appear either: (1) on the written request for redemption or transfer, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                            MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES


   The Fund's Officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees, set broad policies for the Fund and choose its Officers.


   A list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth below.

   The mailing address of the Fund's Trustees and Officers is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman and Trustee*
 Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation and General Accident Insurance.

JOHN J. BRENNAN, President, Chief Executive Officer & Trustee*
 President, Chief Executive Officer and Director of the Fund, The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Trustee
 Chairman of Rhone-Poulenc Rorer, Inc.; Direc- tor of Sun Company, Inc..

BARBARA BARNES HAUPTFUHRER, Trustee
 Director of The Great Atlantic and Pacific Tea Company, Alco Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BURTON G. MALKIEL, Trustee
 Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Trustee
 Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, Trustee
 President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; President, New York University; Director of Pacific Gas and Electric Company and NACCO Industries.

JAMES O. WELCH, Jr., Trustee
 Retired Chairman of Nabisco Brands Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Director of Kmart Corporation.

J. LAWRENCE WILSON, Trustee
 Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
 Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
 Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
 Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

------
* Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.


THE VANGUARD GROUP

   Vanguard New York Insured Tax-Free Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at-cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds, including the Vanguard New York Insured Tax-Free Fund.

   Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Trustees (Directors) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.


    The Fund's Officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

   The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

   The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The Funds' Service Agreement provides for the following arrangement: (1) each Vanguard Fund may invest a maximum of 0.40% of its net assets in Vanguard; and
(2) there is no restriction on the maximum aggregate cash investment that the Vanguard Funds may make in Vanguard. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1995, Vanguard New York Insured Tax-Free Fund had contributed capital of $102,000 to Vanguard representing .5% of Vanguard's capitalization.

   Management Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1995, the Funds share of Vanguard's actual net costs of operations relating to management and administrative services (including transfer agency) totaled approximately $1,343,000.

   Distribution Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

   The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Trustees (Directors) and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

   One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the year ended November 30, 1995, the Fund paid approximately $169,000 of the Group's distribution and marketing expenses.


   Investment Advisory Services Vanguard also provides investment advisory services to the Fund, Vanguard Municipal Bond Fund, Vanguard Money Market Reserves, Vanguard California Tax- Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Admiral Funds, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Institutional Index Fund, Vanguard Index Trust, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Variable Insurance Fund, several Portfolios of Vanguard Fixed Income Securities Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the years ended November 30, 1993, 1994 and 1995 the Fund paid approximately $65,000, $89,000 and $101,000 of Vanguard's investment advisory expenses.

   Remuneration of Trustees and Officers The Fund pays each Trustee, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. During the year ended November 30, 1995, the Fund paid $3,000 in Trustees' expenses. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. During the year ended November 30, 1995, the Fund's proportionate share of remuneration paid to all Officers of the Fund as a
group was approximately $   o    .

   Upon retirement, Trustees who are not Officers are paid an annual fee based upon the number of years of service on the Board. The fee is equal to $1,000 for each year of service up to a maximum of $15,000. Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under Vanguard's Thrift Plan, all employees are permitted to make pre-tax contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contribution on a 100% basis. During the year ended November 30, 1995 the Fund's proportionate share of retirement benefits paid to all Officers of the Fund, as a group, was
approximately $   o    .

   The following table provides detailed information with respect to the amounts paid or accrued for the Trustees for the fiscal year ended November 30, 1995.


                   VANGUARD NEW YORK INSURED TAX-FREE FUND
                              COMPENSATION TABLE



                                                                                         Total
                                                  Pension or                         Compensation
                                                  Retirement         Estimated         From All
                                Aggregate      Benefits Accrued        Annual          Vanguard
                               Compensation       As Part of       Benefits Upon      Funds Paid
     Names of Trustees          From Fund       Fund Expenses        Retirement     to Trustees(3)
     -----------------       --------------   ----------------    ---------------   --------------
John C. Bogle(1)(2)  ......         --                --                 --               --
John J. Brennan(2)  .......         --                --                 --               --
Barbara Barnes Hauptfuhrer         $342              $60              $15,000           $60,000
Robert E. Cawthorn  .......        $342              $50              $13,000           $60,000
Burton G. Malkiel  ........        $342              $40              $15,000           $60,000
Alfred M. Rankin, Jr.  ....        $342              $31              $15,000           $60,000
John C. Sawhill  ..........        $342              $37              $15,000           $60,000
James O. Welch, Jr.  ......        $342              $46              $15,000           $60,000
J. Lawrence Wilson  .......        $342              $33              $15,000           $60,000


------
(1) For the period reported in this table, Mr. Bogle was the Fund's Chief Executive Officer, and therefore an "Interested Trustee."
(2) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.
(3) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 33 Vanguard Funds.



                   DESCRIPTION OF SHARES AND VOTING RIGHTS

   The Fund was organized as a Pennsylvania Trust on October 16, 1985.

   The Declaration of Trust, as amended and restated on January 15, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of separate classes ("Portfolios") of shares. Currently, the Fund is offering shares of one Portfolio.

   The shares of the Fund are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

   The Fund will continue without limitation of time, provided, however that:

       1) Subject to the majority vote of the holders of shares of the Fund outstanding, the Trustees may sell or convert the assets of the Fund to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of the Fund.

       2) Subject to the majority vote of shares of the Fund outstanding, the Trustees may sell and convert into money the assets of the Fund and distribute such assets ratably among the shareholders of the Fund; and

   Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1) and 2) above the Fund shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

   Shareholder and Trustee Liability Under Pennsylvania law, shareholders of such a Trust may under certain circumstances, be held personally liable as partners for the obligations of the Fund. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.


   The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


                             FINANCIAL STATEMENTS


   The Fund's financial statements for the year ended November 30, 1995, including the financial highlights for each of the five fiscal years in the period ended November 30, 1995, appearing in the Vanguard New York Insured Tax-Free Fund's 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1995 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

         APPENDIX A--DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS


   Municipal Bonds--General Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities, not-for-profit corporations, and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.


   The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt industrial development bonds, short-term municipal obligations (rated SP-1+ of SP-1 by Standard & Poor's Corp. or MIG by Moody's Investors Service), project notes, demand notes and tax- exempt commercial papers (rated A-1 by Standard & Poor's Corp. or P-1 by Moody's Investors Service).

   Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the Issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

   Project Notes are instruments issued by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on such Project notes, they are also secured by the full faith and credit of the United States.


   Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion, the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Fund will invest are payable on not more than one year's notice. Each note purchased by the Fund will meet the quality criteria set out above for the Fund.


   The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Fund.

   Municipal Bonds are sometimes purchased on a "when-issued" basis meaning the Fund has committed to purchasing certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

   From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

   Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Portfolio to achieve its respective investment objective. In that event, the fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies. (For more information please refer to "Risk Factors" on page 5.)

   Ratings. Excerpts from Moody's Investors Service, Inc.'s Municipal Bond ratings: Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time; Ba -- protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B -- lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa -- (poor standing; may be in default or there may be present elements of danger with respect to principal and interest; Ca -- speculative in a high degree; often in default; C -- lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

   Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:
MIG-1 -- Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

   Description of Moody's highest commercial paper rating: Prime-1 ("P-1") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

   Excerpts from Standard & Poor's Corporation's Municipal Bond ratings: AAA -- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB -- B -- CCC -- CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation; BB is being paid; D-- in default, and payment of principal and/or interest is in arrears.

   The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Excerpt from Standard & Poor's Corporation's rating of municipal note issues: SP-1+ -- very strong capacity to pay principal and interest; SP-1 -- strong capacity to pay principal and interest.

   Description of S&P's highest commercial papers rating: A-1+ -- This designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- This designation indicates the degree of safety regarding timely payment is very strong.

                   APPENDIX B--MUNICIPAL LEASE OBLIGATIONS

   The Fund may invest in municipal lease obligations. Such securities will be treated as liquid under the following guidelines have been established by the Board of Trustees:

       1. The obligation has been rated "investment grade" by at least on NRSRO and is considered to be investment grade by the investment adviser.

       2. The obligation is secured by payments from a governmental lessee which is generally recognized and has debt obligations which are actively traded by a minimum of five broker/dealers.

       3. At least $25 million of the lessee debt is outstanding either in a single transaction or on parity, and owned by a minimum of five institutional investors.

       4. The investment adviser has determined that the obligation, or a comparable lessee security, trades in the institutional marketplace at least periodically, with a bid/offer spread of 20 basis points or less.

       5. The governmental lessee has a full faith and credit general obligation rating of at least "A-" as published by at least one NRSRO or as determined by the investment adviser. If the lessee is a state government, the general obligation rating must be at least BAA1, BBB+, or equivalent, as determined above.

       6. The projects to be financed by the obligation are determined to be critical to the lessee's ability to deliver essential services.

       7. Specific legal features such as covenants to maintain the tax-exempt status of the obligation, covenants to make lease payments without the right of offset or counterclaim, covenants to return leased property to the lessor in the event of non-appropriation, insurance policies, debt service reserve fund, are present.

       8. The lease must be "triple net" (i.e.--lease payments are net of property maintenance, taxes and insurance).

       9. If the lessor is a private entity, there must be a sale and absolute assignment of rental payments to the trustee, accompanied by a legal opinion from recognized bond counsel that lease payments would not be considered property of the lessor's estate in the event of lessor's bankruptcy.

                                    PART C

                   VANGUARD NEW YORK INSURED TAX-FREE FUND

                              OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements


   The Registrant's audited Financial Statements for the year ended November
30, 1995, including Price Waterhouse LLP's report thereon, are incorporated by reference in the Statement of Additional Information from the Registrant's 1995 Annual Report to Shareholders which has been filed with the Commission.
The financial statements included in the Annual Report are:
          1. Statement of Net Assets as of November 30, 1995
          2. Statement of Operations for the year ended November 30, 1995
          3. Statement of Changes in Net Assets for the years ended November 30, 1994 and 1995
         *4. Financial Highlights for each of the five years in the period ended November 30, 1995
          5. Notes to Financial Statements
          6. Report of Independent Accountants

------
* In addition, the financial highlights for each of the respective periods presented is included in Part A of this Registration Statement.

  (b) Exhibits
           1. Declaration of Trust**
           2. By-Laws of Registrant**
           3. Not Applicable
           4. Not Applicable
           5. Not Applicable
           6. Not Applicable
           7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
           8. Form of Custody Agreement**
           9. Form of Vanguard Service Agreement**
          10. Opinion of Counsel**
          11. Consent of Independent Accountants*
          12. Financial Statements--reference is made to (a) above
          13. Not Applicable
          14. Not Applicable
          15. Not Applicable
          16. Schedule for Computation of Performance Quotations*
          27. Financial Data Schedule*

------
 *Filed herewith.
**Previously filed.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

Item 26. Number of Holders of Securities


   As of November 30, 1995 there were 19,087 shareholders of the Fund.


ITEM 27. INDEMNIFICATION

   Reference is made to Article XI of Registrant's Declaration of Trust.


   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

   Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other Funds in the Group. See the information concerning The Vanguard Group set forth in Parts A and B.

ITEM 29. PRINCIPAL UNDERWRITERS

   (a) None

   (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

   The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, CoreStates Bank, N.A., Philadelphia, PA.

ITEM 31. MANAGEMENT SERVICES

   Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund;" the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

   Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Trustees and to assist in shareholder communications in such matters, to the extent required by law.


  Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 22nd day of March, 1996.

                                VANGUARD NEW YORK INSURED TAX-FREE FUND


                                BY:               (SIGNATURE)
                                   -------------------------------------------
                                             (Raymond J. Klapinsky)
                                                John C. Bogle*,
                                                   Chairman


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:




         Signature                        Title                      Date
 --------------------------   ------------------------------   -----------------

BY:     (SIGNATURE)           John C. Bogle*, Chairman           March 22, 1996
  -------------------------    of the Board and Trustee
  (Raymond J. Klapinsky)

BY:     (SIGNATURE)           John J. Brennan*,                  March 22, 1996
  -------------------------    President, Chief Executive
  (Raymond J. Klapinsky)       Officer and Trustee

BY:     (SIGNATURE)           Barbara B. Hauptfuhrer*,           March 22, 1996
  -------------------------   Trustee
  (Raymond J. Klapinsky)

BY:     (SIGNATURE)           John C. Sawhill*,                  March 22, 1996
   ------------------------    Trustee
  (Raymond J. Klapinsky)

BY:     (SIGNATURE)           Robert E. Cawthorn*,               March 22, 1996
  -------------------------    Trustee
  (Raymond J. Klapinsky)


BY:     (SIGNATURE)           Alfred M. Rankin, Jr.*,            March 22, 1996
  -------------------------    Trustee
  (Raymond J. Klapinsky)


BY:     (SIGNATURE)           Burton G. Malkiel*,                March 22, 1996
  -------------------------    Trustee
  (Raymond J. Klapinsky)

BY:     (SIGNATURE)           James O. Welch, Jr.*,              March 22, 1996
  -------------------------    Trustee
  (Raymond J. Klapinsky)

BY:     (SIGNATURE)           J. Lawrence Wilson*,               March 22, 1996
  -------------------------    Trustee
  (Raymond J. Klapinsky)

BY:       (SIGNATURE)         Richard F. Hyland*,                March 22, 1996
  -------------------------    Treasurer and  Principal
  (Raymond J. Klapinsky)       Financial  Officer and Accounting
                               Officer




------
* By Power of Attorney--See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                              INDEX TO EXHIBITS

Consent of Independent Accountants ...................................EX-99.B11
Schedule for Computation of Performance Quotations ...................EX-99.B16
Financial Data Schedule ..............................................    EX-27